                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1999 AVENUE OF THE STARS - FLOOR 26
LOS ANGELES, CA                                                            90067
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
--------------------------------------------------------------------------------

                              OLD NATIONAL BANCORP
               (Exact name of obligor as specified in its charter)

     INDIANA                                                    33-1539838
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification No.)

ONE MAIN STREET
EVANSVILLE, INDIANA                                                47708
(Address of principal executive offices)                         (Zip Code)


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                              ONB CAPITAL TRUST III
                              ONB CAPITAL TRUST IV
                               ONB CAPITAL TRUST V
                              ONB CAPITAL TRUST VI
               (Exact name of obligor as specified in its charter)

                                                          35-6687057
                                                          35-6680756
                                                          26-6021669
                                                          26-6021670

                                                          (I.R.S. EMPLOYER
     DELAWARE                                             IDENTIFICATION NO.)
(State or other jurisdiction of
incorporation or organization)

ONE MAIN STREET
EVANSVILLE, INDIANA                                                47708
(Address of principal executive offices)                         (Zip Code)

                             SENIOR DEBT SECURITIES
                          SUBORDINATED DEBT SECURITIES
                         JUNIOR SUBORDINATED DEBENTURES
                GUARANTEES WITH RESPECT TO CAPITAL SECURITIES OF
ONB CAPITAL TRUST III, ONB CAPITAL TRUST IV, ONB CAPITAL TRUST V AND ONB CAPITAL
                                    TRUST VI

          GUARANTEE AND PROPERTY TRUSTEE FOR THE CAPITAL SECURITIES OF
ONB CAPITAL TRUST III, ONB CAPITAL TRUST IV, ONB CAPITAL TRUST V AND ONB CAPITAL
                                    TRUST VI
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1.   GENERAL INFORMATION.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

     If the Obligor is an affiliate of the trustee, describe each such affiliation.

     None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16.  LIST OF EXHIBITS.

     List below all exhibits filed as part of this statement of eligibility.

     Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

     Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

     Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 5.      Not Applicable

     Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

     Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.      Not Applicable


                                       3
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         Exhibit 9. Not Applicable

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 30th day of November, 2004.


                                J. P. Morgan Trust Company, National Association


                                By /s/ Mietka Collins
                                   ---------------------------------------------
                                       Mietka Collins
                                       Authorized Officer

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                               SEPTEMBER 30, 2004


                                                        ($000)
                                                     -----------
ASSETS
  Cash and Due From Banks                            $    28,672
  Securities                                             145,134
  Loans and Leases                                       110,847
  Premises and Fixed Assets                               11,202
  Intangible Assets                                      384,284
  Goodwill                                               201,011
  Other Assets                                            45,941
                                                     -----------
    Total Assets                                     $   927,091
                                                     ===========

LIABILITIES

  Deposits                                           $    94,426
  Other Liabilities                                       55,575
                                                     -----------
    Total Liabilities                                    150,001

EQUITY CAPITAL
  Common Stock                                               600
  Surplus                                                701,587
  Retained Earnings                                       74,903
                                                     -----------
    Total Equity Capital                                 777,090
                                                     -----------
    Total Liabilities and Equity Capital             $   927,091
                                                     ===========

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                                  JUNE 30, 2004

                                                  ($000)
                                               -----------
ASSETS
  Cash and Due From Banks                      $    26,366
  Securities                                       115,613
  Loans and Leases                                 110,964
  Premises and Fixed Assets                         12,083
  Intangible Assets                                391,238
  Goodwill                                         250,990
  Other Assets                                      47,784
                                               -----------
    Total Assets                               $   955,038
                                               ===========

LIABILITIES
  Deposits                                     $    94,257
  Other Liabilities                                 92,800
                                               -----------
    Total Liabilities                              187,057

EQUITY CAPITAL
  Common Stock                                         600
  Surplus                                          701,587
  Retained Earnings                                 65,794
                                               -----------
    Total Equity Capital                           767,981
                                               -----------

    Total Liabilities and Equity Capital       $   955,038
                                               ===========

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                                 MARCH 31, 2004

                                                     ($000)
                                                  -----------
ASSETS
  Cash and Due From Banks                         $    27,267
  Securities                                          134,089
  Loans and Leases                                    106,161
  Premises and Fixed Assets                            12,698
  Intangible Assets                                   396,967
  Goodwill                                            250,539
  Other Assets                                         52,961
                                                  -----------
    Total Assets                                  $   980,682
                                                  ===========

LIABILITIES
  Deposits                                        $   116,957
  Other Liabilities                                   103,967
                                                  -----------
    Total Liabilities                                 220,924

EQUITY CAPITAL
  Common Stock                                            600
  Surplus                                             701,587
  Retained Earnings                                    57,571
                                                  -----------
    Total Equity Capital                              759,758
                                                  -----------

    Total Liabilities and Equity Capital          $   980,682
                                                  ===========